REVENUE SUMMARY - Q1 2024 & Q1 2023

	Quarter Ended March 31, 2024	Quarter Ended March 26, 2023	$ Change	% Change
Same-restaurant sales (69 restaurants) [(1) (3)]	$ 138,166	$ 139,775	$ (1,609)	(1.2)%
Same-restaurant sales comparable week shift impact [(2)]	–	2,038	(2,038)	nm
Restaurants not yet in comparable base opened in fiscal 2024 (1 restaurants) [(3)]	579	–	579	nm
Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) [(3)]	20,388	6,527	13,861	212.4 %
Restaurants not yet in comparable base opened in fiscal 2022 (2 restaurant) [(3)]	3,701	4,241	(540)	(12.7)%
Other [(4)]	2,997	3,480	(483)	(13.9)%
Revenues, net	$ 165,831	$ 156,061	$ 9,770	6.3 %

(1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the quarter ended March 31, 2024, same-restaurant sales compares the 13 weeks from January 1, 2024 through March 31, 2024 to the 13 weeks from January 2, 2023 through April 2, 2023.

(2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the quarter ended March 26, 2023, same-restaurant sales includes sales from the 13 weeks from January 2, 2023 through April 2, 2023 rather than the 13 weeks from December 26, 2022 through March 26, 2023.

(3) Total restaurants indicated are as of March 31, 2024. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.

(4) Includes revenue from direct shipping sales and non-traditional locations.

*nm - not meaningful

Portillo's

1

REVENUE SUMMARY - Q2 2024 & Q2 2023

	Quarter Ended			
	June 30, 2024	June 25, 2023	$ Change	% Change
Same-restaurant sales (70 restaurants) [1] [3]	$ 154,646	$ 155,631	$ (985)	(0.6)%
Same-restaurant sales comparable week shift impact [2]	–	(1,209)	1,209	nm
Restaurants not yet in comparable base opened in fiscal 2024 (2 restaurants) [3]	2,834	–	2,834	nm
Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) [3]	19,095	9,193	9,902	107.7 %
Restaurants not yet in comparable base opened in fiscal 2022 (1 restaurant) [3]	2,591	2,714	(123)	(4.5)%
Other [4]	2,696	2,853	(157)	(5.5)%
Revenues, net	$ 181,862	$ 169,182	$ 12,680	7.5 %

[1] We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the quarter ended June 30, 2024, same-restaurant sales compares the 13 weeks from April 1, 2024 through June 30, 2024 to the 13 weeks from April 3, 2023 through July 2, 2023.

[2] Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the quarter ended June 25, 2023, same-restaurant sales includes sales from the 13 weeks from April 3, 2023 through July 2, 2023 rather than the 13 weeks from March 27, 2023 through June 25, 2023.

[3] Total restaurants indicated are as of June 30, 2024. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.

[4] Includes revenue from direct shipping sales and non-traditional locations.

*nm - not meaningful

Portillo's

2

REVENUE SUMMARY - Q2 YTD 2024 & Q2 YTD 2023

	Two Quarters Ended			
	June 30, 2024	June 25, 2023	$ Change	% Change
Same-restaurant sales (70 restaurants) [1] [3]	$ 292,812	$ 295,406	$ (2,594)	(0.9)%
Same-restaurant sales comparable week shift impact [2]	–	829	(829)	nm
Restaurants not yet in comparable base opened in fiscal 2024 (2 restaurants) [3]	3,413	–	3,413	nm
Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) [3]	39,483	15,719	23,764	151.2 %
Restaurants not yet in comparable base opened in fiscal 2022 (1 restaurant) [3]	6,292	6,955	(663)	(9.5)%
Other [4]	5,693	6,333	(640)	(10.1)%
Revenues, net	$ 347,693	$ 325,242	$ 22,451	6.9 %

[1] We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the for the two quarters ended June 30, 2024, same-restaurant sales compares the 26 weeks from January 1, 2024 through June 30, 2024 to the 26 weeks from January 2, 2023 through July 2, 2023.

[2] Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the two quarters ended June 25, 2023, same-restaurant sales includes sales from the 26 weeks from January 2, 2023 through July 2, 2023 rather than the 26 weeks from December 26, 2022 through June 25, 2023.

[3] Total restaurants indicated are as of June 30, 2024. Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.

[4] Includes revenue from direct shipping sales and non-traditional locations.

*nm - not meaningful

Portillo's

3

REVENUE SUMMARY - Q3 2023 Quarter Ended September 24, 2023 Same-restaurant sales (70 restaurants) (1) (3) $ 152,212 Same-restaurant sales comparable week shift impact (2) 1,001 Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) (3) 8,988 Restaurants not yet in comparable base opened in fiscal 2022 (1 restaurant) (3) 2,094 Other (4) 2,510 Revenues, net $ 166,805 (1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the quarter ending September 29, 2024, same-restaurant sales will compare the 13 weeks from July 1, 2024 through September 29, 2024 to the 13 weeks from July 3, 2023 through October 1, 2023. (2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the quarter ended September 24, 2023, same-restaurant sales includes sales from the 13 weeks from July 3, 2023 through October 1, 2023 rather than the 13 weeks from June 26, 2023 through September 24, 2023. (3) Total restaurants indicated are as of September 29, 2024. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (4) Includes revenue from direct shipping sales and non-traditional locations. *nm - not meaningful

REVENUE SUMMARY - Q3 YTD 2023 Three Quarters Ended September 24, 2023 Same-restaurant sales (70 restaurants) (1) (3) $ 447,618 Same-restaurant sales comparable week shift impact (2) 1,830 Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) (3) 24,707 Restaurants not yet in comparable base opened in fiscal 2022 (1 restaurant) (3) 9,049 Other (4) 8,843 Revenues, net $ 492,047 (1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the for the three quarters ending September 29, 2024, same-restaurant sales will compare the 39 weeks from January 1, 2024 through September 29, 2024 to the 39 weeks from January 2, 2023 through October 1, 2023. (2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the three quarters ended September 24, 2023, same-restaurant sales includes sales from the 39 weeks from January 2, 2023 through October 1, 2023 rather than the 39 weeks from December 26, 2022 through September 24, 2023. (3) Total restaurants indicated are as of September 29, 2024. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (4) Includes revenue from direct shipping sales and non-traditional locations. *nm - not meaningful

REVENUE SUMMARY - Q4 2023 Quarter Ended December 31, 2023 Same-restaurant sales (71 restaurants) (1) (3) $ 153,957 Same-restaurant sales comparable week shift impact (2) (4) 11,532 Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) (3) (4) 15,989 Restaurants not yet in comparable base opened in fiscal 2022 (0 restaurants) (3) (4) (5) 1,362 Other (4) (6) 5,018 Revenues, net $ 187,858 (1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fourth quarter 2024 consists of 13 weeks and fourth quarter 2023 consisted of 14 weeks. In order to compare like- for-like periods for the quarter ending December 29, 2024, same-restaurant sales will compare the 13 weeks from September 30, 2024 through December 29, 2024 to the 13 weeks from October 2, 2023 through December 31, 2023. (2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For the quarter ended December 31, 2023, same-restaurant sales includes sales from the 13 weeks from October 2, 2023 through December 31, 2023 rather than the 14 weeks from September 25, 2023 through December 31, 2023. (3) Total restaurants indicated are as of December 29, 2024. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (4) Includes impact of the additional week in the fourth quarter of 2023 which included Christmas day, resulting in six operating days. (5) Includes revenue prior to restaurant being included in the comparable base. (6) Includes revenue from direct shipping sales and non-traditional locations. *nm - not meaningful

REVENUE SUMMARY - FY 2023 Fiscal Year Ended December 31, 2023 Same-restaurant sales (71 restaurants) (1) (3) $ 601,575 Same-restaurant sales comparable week shift impact (2) (4) 13,362 Restaurants not yet in comparable base opened in fiscal 2023 (12 restaurants) (3) (4) 40,696 Restaurants not yet in comparable base opened in fiscal 2022 (0 restaurants) (3) (4) (5) 10,411 Other (4) (6) 13,861 Revenues, net $ 679,905 (1) We use a 52- or 53-week fiscal year ending on the Sunday on or prior to December 31. Fiscal 2024 consists of 52 weeks and fiscal 2023 consisted of 53 weeks. In order to compare like-for-like periods for the for the fiscal year ending in December 29, 2024, same-restaurant sales will compare the 52 weeks from January 1, 2024 through December 29, 2024 to the 52 weeks from January 2, 2023 through December 31, 2023. (2) Represents the impact from shifting comparable weeks for all periods in fiscal 2023 to compare like-for-like periods. For fiscal 2023, same-restaurant sales includes sales from the 52 weeks from January 2, 2023 through December 31, 2023 rather than the 53 weeks from December 26, 2022 through December 31, 2023. (3) Total restaurants indicated are as of December 29, 2024. Excludes a restaurant that is owned by C&O of which Portillo’s owns 50% of the equity. (4) Includes impact of the additional week in fiscal 2023 which included Christmas day, resulting in six operating days. (5) Includes revenue prior to restaurant being included in the comparable base. (6) Includes revenue from direct shipping sales and non-traditional locations. *nm - not meaningful